AMENDMENT NO. 1 TO

SUBSCRIPTION AGREEMENT

THIS AMENDMENT (this “Amendment”) is made as of November 18, 2018, by and between Blue Star Foods Corp., a Delaware corporation (the “Company”), and the Purchasers set forth on the signature pages affixed hereto (individually, a “Purchaser” or collectively, the “Purchasers”).

W I T N E S S E T H

WHEREAS, each of the Purchasers subscribed to purchase or intends to subscribe to purchase Units from the Company in the Offering;

WHEREAS, the Initial Closing of the Offering has not yet occurred; and

WHEREAS, the Company and the Purchasers wish to amend the Agreement on the terms set forth herein.

NOW, THEREFORE, the parties hereto, in consideration of the mutual promises herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby agree to amend the Agreement as follows:

1. Definitions; References; Continuation of Agreement. Unless otherwise specified herein, each term used herein that is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to “hereof,” “hereto,” “hereunder,” “herein” and “hereby” and each other similar reference, and each reference to “this Agreement” and each other similar reference, contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby. Except as amended hereby, all terms and provisions of the Agreement shall continue unmodified and remain in full force and effect.

2. Change to Offering Amounts. The parties hereto hereby agree that the terms “Minimum Offering” and “Maximum Offering,” as defined in the first preamble of the Agreement, shall be amended to mean a minimum of $700,000 and a maximum of $3,200,000, respectively.

3. Extension of Offering Period. The parties hereto hereby agree that the eleventh preamble of the Agreement shall be deleted and replaced in its entirety by the following:

“Thereafter, the Company may conduct one or more additional Closings for the sale of the Units until the termination of the Offering. The Company anticipates consummating an initial closing of the Offering (the “Initial Closing”) on or before November 14, 2018. The Units will be offered through November 30, 2018 (the “Initial Offering Period”), which period may be extended by the Company in its sole discretion, without notice to any Purchaser or prospective Purchaser, to a date not later than ninety (90) days after the final day of the Initial Offering Period (any such additional period and the Initial Offering Period are referred to collectively as the “Offering Period”). The final day of the Offering Period shall be referred to as the “Termination Date.””

4. Miscellaneous.

4.1 Except as specifically amended or modified as set forth herein, all other terms of the Agreement are ratified and confirmed and remain in full force and effect, to the extent they are in full force and effect as of the date of this Amendment.

4.2 This Amendment may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

4.3 This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

(Signature page to follow)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on the date first above written.

BLUE STAR FOODS CORP.

By:	/s/ John Keeler
Name:	John Keeler
Title:	Executive Chairman

Acknowledged and Agreed to:

BUYER (individual)	BUYER (entity)

Signature	Name of Entity

Print Name	Signature

Signature (if Joint Tenants or Tenants in Common)	Print Name

Title

[Signature Page to Amendment No. 1 to Subscription Agreement]

2